345 E. Main St.
Warsaw, IN 46580
www.zimmerbiomet.com	Exhibit 99.1

Media	Investors
Monica Kendrick	Cole Lannum
(574) 372-4989	(574) 371-9480
Monica.Kendrick@ZimmerBiomet.com	Cole.Lannum@ZimmerBiomet.com
Derek Davis (574) 372-4250 Derek.Davis@ZimmerBiomet.com
Barbara Goslee
(574) 371-9449
Barb.Goslee@ZimmerBiomet.com

The following supplemental financial information presents, for informational purposes only, certain previously-reported financial information of Zimmer Biomet Holdings, Inc. (the “Company”), as adjusted to reflect the adoption of Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”) and Accounting Standards Update No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”).

Certain of the previously-reported financial information consisted of reconciliations of financial measures not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”) to the most directly comparable GAAP measures.  These reconciliations are presented below, updated to utilize the revised GAAP financial measures, which have been adjusted to reflect the adoption of ASU 2014-09 and ASU 2017-07, in the reconciliations.  The non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

Revised gross profit, revised gross margin, revised operating profit (loss) and revised operating profit (loss) margin (in each case, revised to reflect the adoption of ASU 2014-09 and ASU

2017-07) are presented on a GAAP basis and on an adjusted basis.  Adjusted revised gross profit and adjusted revised gross margin exclude the effects of inventory step-up, other inventory and manufacturing-related charges and intangible asset amortization.  Adjusted revised operating profit and adjusted revised operating profit margin exclude the effects of inventory step-up, other inventory and manufacturing-related charges, intangible asset amortization, goodwill impairment and special items.

Management of the Company uses these non-GAAP financial measures internally to evaluate the performance of the business and believes they are useful measures that provide meaningful supplemental information to investors to consider when evaluating the performance of the Company. Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported operating results, to perform trend analysis, to better identify operating trends that may otherwise be masked or distorted by these types of items and to provide additional transparency of certain items.  In addition, certain of these non-GAAP financial measures are used as performance metrics in the Company's incentive compensation programs.

Certain amounts in the 2016 and 2017 net sales by product categories have been reclassified to conform to the 2018 presentation.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2016
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,904.0	$(3.2)	$1,900.8
Cost of products sold, excluding intangible asset amortization	640.6	-	640.6
Intangible asset amortization	126.6	-	126.6
Research and development	85.7	-	85.7
Selling, general and administrative	716.9	(2.0)	714.9
Special items	88.7	-	88.7
Operating expenses	1,658.5	(2.0)	1,656.5
Operating Profit	245.5	(1.2)	244.3
Other expense, net	(3.8)	1.2	(2.6)
Interest income	1.3	-	1.3
Interest expense	(88.2)	-	(88.2)
Earnings before income taxes	154.8	-	154.8
Provision for income taxes	46.1	-	46.1
Net Earnings	108.7	-	108.7
Less: Net Loss attributable to noncontrolling interest	(0.1)	-	(0.1)
Net Earnings of Zimmer Biomet Holdings, Inc.	$108.8	$-	$108.8

Earnings Per Common Share
Basic	$0.54	$-	$0.54
Diluted	$0.54	$-	$0.54
Weighted Average Common Shares Outstanding
Basic	200.1	-	200.1
Diluted	202.2	-	202.2

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2016
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,934.0	$(3.9)	$1,930.1
Cost of products sold, excluding intangible asset amortization	640.1	-	640.1
Intangible asset amortization	133.8	-	133.8
Research and development	88.6	-	88.6
Selling, general and administrative	732.0	(2.7)	729.3
Special items	137.9	-	137.9
Operating expenses	1,732.4	(2.7)	1,729.7
Operating Profit	201.6	(1.2)	200.4
Other expense, net	(3.8)	1.2	(2.6)
Interest income	0.8	-	0.8
Interest expense	(88.1)	-	(88.1)
Earnings before income taxes	110.5	-	110.5
Provision for income taxes	142.2	-	142.2
Net (Loss)	(31.7)	-	(31.7)
Less: Net Loss attributable to noncontrolling interest	(0.4)	-	(0.4)
Net (Loss) of Zimmer Biomet Holdings, Inc.	$(31.3)	$-	$(31.3)

(Loss) Per Common Share
Basic	$(0.16)	$-	$(0.16)
Diluted	$(0.16)	$-	$(0.16)
Weighted Average Common Shares Outstanding
Basic	199.4	-	199.4
Diluted	199.4	-	199.4

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,832.8	$(3.6)	$1,829.2
Cost of products sold, excluding intangible asset amortization	479.3	-	479.3
Intangible asset amortization	164.3	-	164.3
Research and development	95.6	-	95.6
Selling, general and administrative	727.7	(2.4)	725.3
Special items	170.4	-	170.4
Operating expenses	1,637.3	(2.4)	1,634.9
Operating Profit	195.5	(1.2)	194.3
Other (expense)/income, net	(1.1)	1.2	0.1
Interest income	0.6	-	0.6
Interest expense	(91.5)	-	(91.5)
Earnings before income taxes	103.5	-	103.5
Provision for income taxes	(54.4)	-	(54.4)
Net Earnings	157.9	-	157.9
Less: Net Loss attributable to noncontrolling interest	(0.9)	-	(0.9)
Net Earnings of Zimmer Biomet Holdings, Inc.	$158.8	$-	$158.8

Earnings Per Common Share
Basic	$0.79	$-	$0.79
Diluted	$0.78	$-	$0.78
Weighted Average Common Shares Outstanding
Basic	200.1	-	200.1
Diluted	202.9	-	202.9

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$2,013.1	$(4.8)	$2,008.3
Cost of products sold, excluding intangible asset amortization	621.8	-	621.8
Intangible asset amortization	141.2	-	141.2
Research and development	95.7	-	95.7
Selling, general and administrative	756.3	(3.6)	752.7
Special items	214.8	-	214.8
Operating expenses	1,829.8	(3.6)	1,826.2
Operating Profit	183.3	(1.2)	182.1
Other expense, net	(62.6)	1.2	(61.4)
Interest income	0.2	-	0.2
Interest expense	(90.1)	-	(90.1)
Earnings before income taxes	30.8	-	30.8
Provision for income taxes	(38.9)	-	(38.9)
Net Earnings	69.7	-	69.7
Less: Net Loss attributable to noncontrolling interest	0.1	-	0.1
Net Earnings of Zimmer Biomet Holdings, Inc.	$69.6	$-	$69.6

Earnings Per Common Share
Basic	$0.35	$-	$0.35
Diluted	$0.34	$-	$0.34
Weighted Average Common Shares Outstanding
Basic	200.4	-	200.4
Diluted	202.5	-	202.5

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2016
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$7,683.9	$(15.5)	$7,668.4
Cost of products sold, excluding intangible asset amortization	2,381.8	-	2,381.8
Intangible asset amortization	565.9	-	565.9
Research and development	365.6	-	365.6
Selling, general and administrative	2,932.9	(10.7)	2,922.2
Special items	611.8	-	611.8
Operating expenses	6,858.0	(10.7)	6,847.3
Operating Profit	825.9	(4.8)	821.1
Other expense, net	(71.3)	4.8	(66.5)
Interest income	2.9	-	2.9
Interest expense	(357.9)	-	(357.9)
Earnings before income taxes	399.6	-	399.6
Provision for income taxes	95.0	-	95.0
Net Earnings	304.6	-	304.6
Less: Net Loss attributable to noncontrolling interest	(1.3)	-	(1.3)
Net Earnings of Zimmer Biomet Holdings, Inc.	$305.9	$-	$305.9

Earnings Per Common Share
Basic	$1.53	$-	$1.53
Diluted	$1.51	$-	$1.51
Weighted Average Common Shares Outstanding
Basic	200.0	-	200.0
Diluted	202.4	-	202.4

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,977.3	$(4.9)	$1,972.4
Cost of products sold, excluding intangible asset amortization	512.9	-	512.9
Intangible asset amortization	152.0	-	152.0
Research and development	91.1	-	91.1
Selling, general and administrative	760.8	(2.6)	758.2
Special items	110.1	-	110.1
Operating expenses	1,626.9	(2.6)	1,624.3
Operating Profit	350.4	(2.3)	348.1
Other expense, net	(2.8)	2.3	(0.5)
Interest income	0.5	-	0.5
Interest expense	(82.9)	-	(82.9)
Earnings before income taxes	265.2	-	265.2
Provision for income taxes	(34.1)	-	(34.1)
Net Earnings	299.3	-	299.3
Less: Net Loss attributable to noncontrolling interest	(0.1)	-	(0.1)
Net Earnings of Zimmer Biomet Holdings, Inc.	$299.4	$-	$299.4

Earnings Per Common Share
Basic	$1.49	$-	$1.49
Diluted	$1.47	$-	$1.47

Weighted Average Common Shares Outstanding
Basic	201.1	-	201.1
Diluted	203.1	-	203.1

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2017
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,954.4	$(4.9)	$1,949.5
Cost of products sold, excluding intangible asset amortization	527.7	-	527.7
Intangible asset amortization	147.7	-	147.7
Research and development	90.1	-	90.1
Selling, general and administrative	748.0	(2.7)	745.3
Special items	158.6	-	158.6
Operating expenses	1,672.1	(2.7)	1,669.4
Operating Profit	282.3	(2.2)	280.1
Other expense, net	(3.9)	2.2	(1.7)
Interest income	0.3	-	0.3
Interest expense	(82.3)	-	(82.3)
Earnings before income taxes	196.4	-	196.4
Provision for income taxes	12.3	-	12.3
Net Earnings	184.1	-	184.1
Less: Net Loss attributable to noncontrolling interest	(0.1)	-	(0.1)
Net Earnings of Zimmer Biomet Holdings, Inc.	$184.2	$-	$184.2

Earnings Per Common Share
Basic	$0.91	$-	$0.91
Diluted	$0.90	$-	$0.90
Weighted Average Common Shares Outstanding
Basic	201.8	-	201.8
Diluted	203.7	-	203.7

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$1,818.1	$(5.0)	$1,813.1
Cost of products sold, excluding intangible asset amortization	500.9	-	500.9
Intangible asset amortization	152.7	-	152.7
Research and development	91.2	-	91.2
Selling, general and administrative	694.5	(2.8)	691.7
Goodwill impairment	32.7	-	32.7
Special items	132.7	-	132.7
Operating expenses	1,604.7	(2.8)	1,601.9
Operating Profit	213.4	(2.2)	211.2
Other expense, net	(4.5)	2.2	(2.3)
Interest income	0.6	-	0.6
Interest expense	(82.3)	-	(82.3)
Earnings before income taxes	127.2	-	127.2
Provision for income taxes	28.4	-	28.4
Net Earnings	98.8	-	98.8
Less: Net Loss attributable to noncontrolling interest	-	-	-
Net Earnings of Zimmer Biomet Holdings, Inc.	$98.8	$-	$98.8

Earnings Per Common Share
Basic	$0.49	$-	$0.49
Diluted	$0.48	$-	$0.48
Weighted Average Common Shares Outstanding
Basic	202.3	-	202.3
Diluted	204.0	-	204.0

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$2,074.3	$(6.0)	$2,068.3
Cost of products sold, excluding intangible asset amortization	591.4	-	591.4
Intangible asset amortization	151.5	-	151.5
Research and development	95.0	-	95.0
Selling, general and administrative	770.6	(3.8)	766.8
Goodwill impairment	272.0	-	272.0
Special items	231.7	-	231.7
Operating expenses	2,112.2	(3.8)	2,108.4
Operating Profit	(37.9)	(2.2)	(40.1)
Other expense, net	(7.1)	2.2	(4.9)
Interest income	0.8	-	0.8
Interest expense	(80.0)	-	(80.0)
Earnings before income taxes	(124.2)	-	(124.2)
Provision for income taxes	(1,355.4)	-	(1,355.4)
Net Earnings	1,231.2	-	1,231.2
Less: Net Loss attributable to noncontrolling interest	(0.2)	-	(0.2)
Net Earnings of Zimmer Biomet Holdings, Inc.	$1,231.4	$-	$1,231.4

Earnings Per Common Share
Basic	$6.08	$-	$6.08
Diluted	$6.03	$-	$6.03
Weighted Average Common Shares Outstanding
Basic	202.5	-	202.5
Diluted	204.1	-	204.1

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2017
(in millions, except per share amounts, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Net Sales	$7,824.1	$(20.8)	$7,803.3
Cost of products sold, excluding intangible asset amortization	2,132.9	-	2,132.9
Intangible asset amortization	603.9	-	603.9
Research and development	367.4	-	367.4
Selling, general and administrative	2,973.9	(11.9)	2,962.0
Goodwill impairment	304.7	-	304.7
Special items	633.1	-	633.1
Operating expenses	7,015.9	(11.9)	7,004.0
Operating Profit	808.2	(8.9)	799.3
Other expense, net	(18.3)	8.9	(9.4)
Interest income	2.2	-	2.2
Interest expense	(327.5)	-	(327.5)
Earnings before income taxes	464.6	-	464.6
Provision for income taxes	(1,348.8)	-	(1,348.8)
Net Earnings	1,813.4	-	1,813.4
Less: Net Loss attributable to noncontrolling interest	(0.4)	-	(0.4)
Net Earnings of Zimmer Biomet Holdings, Inc.	$1,813.8	$-	$1,813.8

Earnings Per Common Share
Basic	$8.98	$-	$8.98
Diluted	$8.90	$-	$8.90
Weighted Average Common Shares Outstanding
Basic	201.9	-	201.9
Diluted	203.7	-	203.7

(1) New accounting standard adjustments include a reclassication of certain costs from Selling,

    general and administrative expenses to Net Sales due to the adoption of ASU 2014-09 and a reclassification of certain components of pension expense from Selling, general and administrative expenses to Other expense, net due to the adoption of ASU 2017-07.

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED MARCH 31, 2016
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,177.2	$(3.2)	$1,174.0
EMEA	456.3	-	456.3
Asia Pacific	270.5	-	270.5
Total	$1,904.0	$(3.2)	$1,900.8

Product Categories
Knees
Americas	$430.2	$(1.1)	$429.1
EMEA	174.0	-	174.0
Asia Pacific	99.9	-	99.9
Total	704.1	(1.1)	703.0
Hips
Americas	$245.2	$(0.7)	$244.5
EMEA	136.7	-	136.7
Asia Pacific	85.1	-	85.1
Total	467.0	(0.7)	466.3
S.E.T.(2)	401.0	(1.1)	399.9
Dental	108.6	-	108.6
Spine & CMF	141.2	-	141.2
Other	82.1	(0.3)	81.8
Total	$1,904.0	$(3.2)	$1,900.8

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED JUNE 30, 2016
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,181.0	$(3.9)	$1,177.1
EMEA	460.9	-	460.9
Asia Pacific	292.1	-	292.1
Total	$1,934.0	$(3.9)	$1,930.1

Product Categories
Knees
Americas	$417.9	$(1.1)	$416.8
EMEA	168.8	-	168.8
Asia Pacific	111.1	-	111.1
Total	697.8	(1.1)	696.7
Hips
Americas	$247.9	$(0.6)	$247.3
EMEA	138.7	-	138.7
Asia Pacific	89.8	-	89.8
Total	476.4	(0.6)	475.8
S.E.T.(2)	412.2	(1.4)	410.8
Dental	118.0	-	118.0
Spine & CMF	145.8	(0.4)	145.4
Other	83.8	(0.4)	83.4
Total	$1,934.0	$(3.9)	$1,930.1

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2016
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,175.9	$(3.6)	$1,172.3
EMEA	368.8	-	368.8
Asia Pacific	288.1	-	288.1
Total	$1,832.8	$(3.6)	$1,829.2

Product Categories
Knees
Americas	$398.2	$(1.2)	$397.0
EMEA	130.3	-	130.3
Asia Pacific	103.9	-	103.9
Total	632.4	(1.2)	631.2
Hips
Americas	$238.3	$(0.7)	$237.6
EMEA	112.1	-	112.1
Asia Pacific	89.3	-	89.3
Total	439.7	(0.7)	439.0
S.E.T.(2)	401.8	(1.3)	400.5
Dental	95.9	-	95.9
Spine & CMF	183.7	(0.1)	183.6
Other	79.3	(0.3)	79.0
Total	$1,832.8	$(3.6)	$1,829.2

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED DECEMBER 31, 2016
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,268.1	$(4.8)	$1,263.3
EMEA	444.4	-	444.4
Asia Pacific	300.6	-	300.6
Total	$2,013.1	$(4.8)	$2,008.3

Product Categories
Knees
Americas	$445.1	$(1.5)	$443.6
EMEA	165.0	-	165.0
Asia Pacific	111.7	-	111.7
Total	721.8	(1.5)	720.3
Hips
Americas	$253.3	$(0.6)	$252.7
EMEA	134.6	-	134.6
Asia Pacific	93.4	-	93.4
Total	481.3	(0.6)	480.7
S.E.T.(2)	429.4	(1.5)	427.9
Dental	105.4	-	105.4
Spine & CMF	191.3	(0.8)	190.5
Other	83.9	(0.4)	83.5
Total	$2,013.1	$(4.8)	$2,008.3

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE YEAR ENDED DECEMBER 31, 2016
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$4,802.2	$(15.5)	$4,786.7
EMEA	1,730.4	-	1,730.4
Asia Pacific	1,151.3	-	1,151.3
Total	$7,683.9	$(15.5)	$7,668.4

Product Categories
Knees
Americas	$1,691.4	$(4.9)	$1,686.5
EMEA	638.1	-	638.1
Asia Pacific	426.6	-	426.6
Total	2,756.1	(4.9)	2,751.2
Hips
Americas	$984.7	$(2.6)	$982.1
EMEA	522.1	-	522.1
Asia Pacific	357.6	-	357.6
Total	1,864.4	(2.6)	1,861.8
S.E.T.(2)	1,644.4	(5.3)	1,639.1
Dental	427.9	-	427.9
Spine & CMF	662.0	(1.3)	660.7
Other	329.1	(1.4)	327.7
Total	$7,683.9	$(15.5)	$7,668.4

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED MARCH 31, 2017
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,234.8	$(4.9)	$1,229.9
EMEA	453.2	-	453.2
Asia Pacific	289.3	-	289.3
Total	$1,977.3	$(4.9)	$1,972.4

Product Categories
Knees
Americas	$429.9	$(1.9)	$428.0
EMEA	167.9	-	167.9
Asia Pacific	104.9	-	104.9
Total	702.7	(1.9)	700.8
Hips
Americas	$245.5	$(1.0)	$244.5
EMEA	136.2	-	136.2
Asia Pacific	93.1	-	93.1
Total	474.8	(1.0)	473.8
S.E.T.(2)	425.1	(1.6)	423.5
Dental	107.8	-	107.8
Spine & CMF	186.3	-	186.3
Other	80.6	(0.4)	80.2
Total	$1,977.3	$(4.9)	$1,972.4

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED JUNE 30, 2017
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,208.8	$(4.9)	$1,203.9
EMEA	438.2	-	438.2
Asia Pacific	307.4	-	307.4
Total	$1,954.4	$(4.9)	$1,949.5

Product Categories
Knees
Americas	$406.8	$(1.4)	$405.4
EMEA	159.8	-	159.8
Asia Pacific	114.8	-	114.8
Total	681.4	(1.4)	680.0
Hips
Americas	$244.2	$(0.8)	$243.4
EMEA	130.7	-	130.7
Asia Pacific	93.9	-	93.9
Total	468.8	(0.8)	468.0
S.E.T.(2)	422.8	(1.7)	421.1
Dental	110.4	-	110.4
Spine & CMF	194.0	(0.7)	193.3
Other	77.0	(0.3)	76.7
Total	$1,954.4	$(4.9)	$1,949.5

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2017
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,142.0	$(5.0)	$1,137.0
EMEA	381.1	-	381.1
Asia Pacific	295.0	-	295.0
Total	$1,818.1	$(5.0)	$1,813.1

Product Categories
Knees
Americas	$383.2	$(1.7)	$381.5
EMEA	135.1	-	135.1
Asia Pacific	106.3	-	106.3
Total	624.6	(1.7)	622.9
Hips
Americas	$227.4	$(0.8)	$226.6
EMEA	115.1	-	115.1
Asia Pacific	91.1	-	91.1
Total	433.6	(0.8)	432.8
S.E.T.(2)	406.6	(1.8)	404.8
Dental	92.9	-	92.9
Spine & CMF	184.9	(0.4)	184.5
Other	75.5	(0.3)	75.2
Total	$1,818.1	$(5.0)	$1,813.1

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$1,280.0	$(6.0)	$1,274.0
EMEA	472.7	-	472.7
Asia Pacific	321.6	-	321.6
Total	$2,074.3	$(6.0)	$2,068.3

Product Categories
Knees
Americas	$443.4	$(1.8)	$441.6
EMEA	181.6	-	181.6
Asia Pacific	107.1	-	107.1
Total	732.1	(1.8)	730.3
Hips
Americas	$255.4	$(1.0)	$254.4
EMEA	136.4	-	136.4
Asia Pacific	106.4	-	106.4
Total	498.2	(1.0)	497.2
S.E.T.(2)	454.6	(2.2)	452.4
Dental	107.5	-	107.5
Spine & CMF	194.3	(0.5)	193.8
Other	87.6	(0.5)	87.1
Total	$2,074.3	$(6.0)	$2,068.3

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
NET SALES
FOR THE YEAR ENDED DECEMBER 31, 2017
(in millions, unaudited)

	As Originally Reported	Adjustments (1)	As Adjusted
Geographic Results
Americas	$4,865.6	$(20.8)	$4,844.8
EMEA	1,745.2	-	1,745.2
Asia Pacific	1,213.3	-	1,213.3
Total	$7,824.1	$(20.8)	$7,803.3

Product Categories
Knees
Americas	$1,663.3	$(6.8)	$1,656.5
EMEA	644.4	-	644.4
Asia Pacific	433.1	-	433.1
Total	2,740.8	(6.8)	2,734.0
Hips
Americas	$972.5	$(3.6)	$968.9
EMEA	518.4	-	518.4
Asia Pacific	384.5	-	384.5
Total	1,875.4	(3.6)	1,871.8
S.E.T.(2)	1,709.1	(7.3)	1,701.8
Dental	418.6	-	418.6
Spine & CMF	759.5	(1.6)	757.9
Other	320.7	(1.5)	319.2
Total	$7,824.1	$(20.8)	$7,803.3

(1) New accounting standard adjustments include a reclassification of certain costs from Selling, general and administrative expenses to Net Sales due to the adoption of ASU 2014-09.
(2) Surgical, Sports Medicine, Foot and Ankle, Extremities and Trauma

ZIMMER BIOMET HOLDINGS, INC.
Reconciliation of Revised Gross Profit & Margin to Adjusted Gross Profit & Margin
For the Quarterly and Full Year Periods in Calendar Year Ended December 31, 2017
(in millions, unaudited)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Revised(1) Net Sales	$1,972.4	$1,949.5	$1,813.1	$2,068.3	$7,803.3
Cost of products sold, excluding intangible asset amortization	512.9	527.7	500.9	591.4	2,132.9
Intangible asset amortization	152.0	147.7	152.7	151.5	603.9
Revised(1) Gross profit	$1,307.5	$1,274.1	$1,159.5	$1,325.4	$5,066.5
Inventory step-up and other inventory and manufacturing related charges	23.2	24.9	10.4	26.1	84.6
Intangible asset amortization	152.0	147.7	152.7	151.5	603.9
Adjusted gross profit	$1,482.7	$1,446.7	$1,322.6	$1,503.0	$5,755.0

Revised(1) Gross margin	66.3%	65.4%	64.0%	64.1%	64.9%
Inventory step-up and other inventory and manufacturing related charges	1.2	1.2	0.5	1.3	1.2
Intangible asset amortization	7.7	7.6	8.4	7.3	7.7
Adjusted gross margin	75.2%	74.2%	72.9%	72.7%	73.8%

(1)  Revisions resulting from adoption of ASU 2014-09

ZIMMER BIOMET HOLDINGS, INC.
Reconciliation of Revised Gross Profit & Margin to Adjusted Gross Profit & Margin
For the Quarterly and Full Year Periods in Calendar Year Ended December 31, 2016
(in millions, unaudited)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Revised(1) Net Sales	$1,900.8	$1,930.1	$1,829.2	$2,008.3	$7,668.4
Cost of products sold, excluding intangible asset amortization	640.6	640.1	479.3	621.8	2,381.8
Intangible asset amortization	126.6	133.8	164.3	141.2	565.9
Revised(1) Gross profit	$1,133.6	$1,156.2	$1,185.6	$1,245.3	$4,720.7
Inventory step-up and other inventory and manufacturing related charges	178.3	156.6	22.8	111.4	469.1
Intangible asset amortization	126.6	133.8	164.3	141.2	565.9
Adjusted gross profit	$1,438.5	$1,446.6	$1,372.7	$1,497.9	$5,755.7

Revised(1) Gross margin	59.6%	59.9%	64.8%	62.0%	61.6%
Inventory step-up and other inventory and manufacturing related charges	9.4	8.1	1.2	5.6	6.1
Intangible asset amortization	6.7	6.9	9.0	7.0	7.4
Adjusted gross margin	75.7%	74.9%	75.0%	74.6%	75.1%

(1)  Revisions resulting from adoption of ASU 2014-09

ZIMMER BIOMET HOLDINGS, INC.
Reconciliation of Revised Operating Profit (Loss) & Margin to Adjusted Operating Profit & Margin
For the Quarterly and Full Year Periods in Calendar Year Ended December 31, 2017
(in millions, unaudited)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	December 31, 2017
Revised(1) Operating profit (loss)	$348.1	$280.1	$211.2	$(40.1)	$799.3
Inventory step-up and other inventory and manufacturing related charges	23.2	24.9	10.4	26.1	84.6
Intangible asset amortization	152.0	147.7	152.7	151.5	603.9
Goodwill impairment	-	-	32.7	272.0	304.7
Special items	110.1	158.6	132.7	231.7	633.1
Adjusted operating profit	$633.4	$611.3	$539.7	$641.2	$2,425.6

Revised(1) Operating profit (loss) margin	17.7%	14.4%	11.7%	(1.9)%	10.2%
Inventory step-up and other inventory and manufacturing related charges	1.2	1.2	0.5	1.3	1.2
Intangible asset amortization	7.7	7.6	8.4	7.3	7.7
Goodwill impairment	-	-	1.8	13.2	3.9
Special items	5.5	8.2	7.4	11.1	8.1
Adjusted operating profit margin	32.1%	31.4%	29.8%	31.0%	31.1%

(1)  Revisions resulting from adoption of ASU 2014-09 and ASU 2017-07

ZIMMER BIOMET HOLDINGS, INC.
Reconciliation of Operating Profit & Margin to Adjusted Operating Profit & Margin
For the Quarterly and Full Year Periods in Calendar Year Ended December 31, 2016
(in millions, unaudited)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Year Ended
	March 31, 2016	June 30, 2016	September 30, 2016	December 31, 2016	December 31, 2016
Revised(1) Operating profit	$244.3	$200.4	$194.3	$182.1	$821.1
Inventory step-up and other inventory and manufacturing related charges	178.3	156.6	22.8	111.4	469.1
Intangible asset amortization	126.6	133.8	164.3	141.2	565.9
Special items	88.7	137.9	170.4	214.8	611.8
Adjusted operating profit	$637.9	$628.7	$551.8	$649.5	$2,467.9

Revised(1) Operating profit margin	12.9%	10.4%	10.6%	9.1%	10.7%
Inventory step-up and other inventory and manufacturing related charges	9.4	8.1	1.2	5.6	6.1
Intangible asset amortization	6.7	6.9	9.0	7.0	7.4
Special items	4.6	7.2	9.4	10.6	8.0
Adjusted operating profit margin	33.6%	32.6%	30.2%	32.3%	32.2%

(1)  Revisions resulting from adoption of ASU 2014-09 and ASU 2017-07